UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2011

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-134748	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2011, Chaparral Energy, Inc. (the “Company”) and certain of its subsidiaries entered into a Purchase Agreement with Wells Fargo Securities, LLC, as representative of the several Initial Purchasers named therein (the “Initial Purchasers”), to sell to the Initial Purchasers $400,000,000 aggregate principal amount of its 8.25% senior notes due 2021 (the “Notes”). The Company intends to use the net proceeds from the offering of the Notes to fund a cash tender offer and consent solicitation (the “Tender Offer and Consent Solicitation”) for, or the redemption by the Company of, its 8.5% senior notes due 2015. The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and certain of its subsidiaries, on the one hand, and the Initial Purchasers, on the other hand, have agreed to indemnify each other against certain liabilities.

On February 7, 2011, the Company entered into a Third Amendment to its Eighth Restated Credit Agreement to increase the amount of additional debt permitted thereunder by $50,000,000 in connection with the offering of Notes.

On February 7, 2011, the Company entered into a Solicitation Agent and Dealer Manager Agreement, pursuant to which the Company engaged Wells Fargo Securities, LLC to act as its exclusive dealer manager and solicitation agent in connection with the Tender Offer and Consent Solicitation.

The descriptions of the provisions of the agreements set forth above are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this Current Report on Form 8-K as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Purchase Agreement dated as of February 7, 2011, by and among Chaparral Energy, Inc. and certain of its subsidiaries named therein, and Wells Fargo Securities, LLC, as Representative of the several Initial Purchasers named therein.

10.2	Second Amendment to Eighth Restated Credit Agreement dated as of January 11, 2011.

10.3	Third Amendment to Eighth Restated Credit Agreement dated as of February 7, 2011.

10.4	Solicitation Agent and Dealer Manager Agreement dated February 7, 2011 by and among Chaparral Energy, Inc. and Wells Fargo Securities, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2011	CHAPARRAL ENERGY, INC.

	By:	/s/ Joseph O. Evans
	Name:	Joseph O. Evans
	Title:	Chief Financial Officer and Executive Vice President

Exhibit Index

10.1	Purchase Agreement dated as of February 7, 2011, by and among Chaparral Energy, Inc. and certain of its subsidiaries named therein, and Wells Fargo Securities, LLC, as Representative of the several Initial Purchasers named therein.

10.2	Second Amendment to Eighth Restated Credit Agreement dated as of January 11, 2011.

10.3	Third Amendment to Eighth Restated Credit Agreement dated as of February 7, 2011.

10.4	Solicitation Agent and Dealer Manager Agreement dated February 7, 2011 by and among Chaparral Energy, Inc. and Wells Fargo Securities, LLC.